Exhibit 99.1

ABRAXAS
Petroleum Corporation

OGIS
SAN FRANCISCO
ipaa Oil & Gas Investment Symposium

The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.  Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

October 1, 2007

AMEX: ABP

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Company Overview

Abraxas Petroleum Corporation

AMEX:ABP

Market capitalization ~ $175 million

Total enterprise value ~ $161 million

$0 debt & $14 million in cash

Options: CBOE and PCX

Fully diluted shares outstanding ~ 50 million

Ownership ~ 15% insider

            ~ 32% institutional

Average trading volume (3 mos) ~ 200,000 shares per day

Closed: May 25, 2007

MASTER LIMITED PARTNERSHIP

Contributed 65 Bcfe of proved reserves

ABP Ownership = 47% interest

AMEX: ABP

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Recent Transactions

$  157.5

TOTAL USES:

$  157.5

TOTAL SOURCES:

7.0

Excess cash (ABP):

Fees & expenses:

Repay credit facility:

Redeem existing notes: (1)

USES:

10.3

0.9

$  139.3

(millions)

35.0

22.5

$  100.0

(millions)

SOURCES:

Société Générale credit facility:

5.9 million shares of ABP stock:

53% MLP to institutional investors:

(1) Includes call premium and interest

AMEX: ABP

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Transaction Results

Results:

Debt-free Abraxas Corp.

         (interest payments = $16 million/yr)

Retained control of the properties

Significant cash-flow stream to Abraxas Corp.

Accelerate drilling activities

Distribution of Assets

Assets Contributed to MLP

Highlights (1)

Proved Reserves (Bcfe):                  65.4

   -Percent Proved Developed:         58%

   -Percent Natural Gas:                    91%

Q2 07 PF Net Production (Mcfepd):  16,100

Gross Acres:                                  16,400

Net Acres:                                      13,500

Delaware Basin

Cherry Canyon

EOG Montoya

Other Delaware Basin ~85%

Oates SW – 4 PDP / 5 PUD

Gulf Coast Basin

Edwards

Portilla

(1) Pro forma as of 12/31/06, unless noted otherwise

AMEX: ABP

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Delaware Basin

Other Delaware Basin ~15%

Oates SW – 4 wells plus

     Woodford/Barnett

      “Resource Play”

Eastern Shelf

IRA / Martin

Highlights (1)

Proved Reserves (Bcfe):                  33.4

   -Percent Proved Developed:         29%

   -Percent Natural Gas:                    67%

Q2 07 PF Net Production (Mcfepd):  3,300

Gross Acres:                                  88,200

Net Acres:                                      76,200

Powder River Basin

Mowry Shale

“Resource Play”

Assets Retained at ABP

Gulf Coast Basin

Edwards – 2 PUD

Wilcox

ABRAXAS

Long-Term Debt ($MM)
Market Cap ($MM)
Proved Reserves (Bcfe)
350
300
250
200
150
100
50
-
1977
1985
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
Jun-07

Quality assets

High ownership interest (79% WI)

Operational control (99%)

Large acreage positions

Substantial upside

Natural gas (67%)

Operations in Texas and Wyoming

> 10 year inventory of projects
on existing leasehold

High impact projects

AMEX: ABP

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Retained Asset Base

Jun-07 reflects the transactions announced on May 25, 2007

and includes 47% of the proved reserves contributed to the MLP

Acquisitions:
< $0.65 / Mcfe

Dec 31,

AMEX: ABP

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ABP Valuation

$ 89

$ 89

$ 16.66

5.36

Abraxas MLP units (MM)

$ 234

$ 205 – $ 263

Total ABP Equity Value:

Price Per Unit

Price Per Acre

Undeveloped Acreage:

$ 234

$ 205 – $ 263

Total Value:

$ 0

$ 0

Less: Debt

48.9

Shares Outstanding (MM)

$ 21

$ 21

Cash and other assets (1)

In-Ground Value

46,500

15,000

  2,500

33.4

Value Per Share

$ 300 - $ 700

$ 800 - $ 1,200

$ 400 - $ 700

$ 2.00 - $3.00

Multiple Range

$ 4.78

$ 4.18 - $ 5.38

$ 23

$ 15

$ 1

$ 14 – $ 33

$ 12 – $ 18

$ 1 – $ 2

   - Mowry Shale

   - Woodford Shale

   - Wilcox Exploratory

$ 84

$ 67 - $ 100

Proved Reserves (Bcfe):

Valuation
Midpoint ($MM)

Valuation Range
($MM)

ABP Assets

(1)

Cash, GWE common stock

                workover rigs, vehicles, and

                surface acreage / yards

AMEX: ABP

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Upside Potential

$ 96

$ 64

$ 32

64

59

Probable & Possible (3)

$ 38

$ 25

$ 13

Upside Potential
Value per Share

$ 1,884

$ 1,256

$ 628

1,256

559

Total

$ 37

$ 600

$ 555

$1.00 per Mcfe
($MM)

$ 19

$ 300

$ 277

$0.50 per Mcfe
($MM)

$1.50 per Mcfe

($MM)

Potential

Bcfe (2)

Number of potential /
identified projects (1)

15

300

185

Exploratory Wilcox Plays

Mowry Shale Oil Play

Woodford Shale Play

$ 56

37

$ 900

600

$ 832

555

(1) Woodford Shale on 80 acre spacing and Mowry Shale on 160 acre spacing
(2) Capital required $1.8 billion – volumes and resultant values are mid-point of range
(3) Net of reserves in specific plays

Drill Bit Growth

                                 targeting Conventional Reservoirs

                                     & emerging Resource Plays

Increase Shareholder Value

         through……

AMEX: ABP

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Operational Goals

Reserve Ratio Improvement

                                 by converting
                                     proved undeveloped and un-booked reserves
                                     to the proved developed category

SOUTH TEXAS

Gulf Coast Basin

Bee, DeWitt, Goliad,
Karnes & Live Oak Counties

WEST TEXAS

Delaware Basin

Pecos & Ward

Counties

••••

Eastern Shelf

Coke, Dawson, Howard,

Martin, Midland, Mitchell

& Scurry Counties

WYOMING

Powder River Basin

Converse & Niobrara

Counties

AMEX: ABP

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Abraxas Corp. Properties

Proved Reserves – 33.4 Bcfe (1)

(1)    Pro forma as of 12/31/06

AMEX: ABP

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Reserves / Acreage

West Texas

28%

South Texas

5%

Wyoming

67%

Net Undeveloped Acres ~ 63,500 (1)

West Texas

79%

South Texas

18%

Wyoming

3%

AMEX: ABP

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Conventional Reservoirs

Developing Existing Proved Reserves

Projects for 2007 and beyond…
“the low hanging fruit”

Edwards

Wilcox

Delaware

        Mississippian / Devonian

IRA

         Clearfork / Strawn Reef

Oates SW

          Devonian

Oates SW Field

Wellbores available for re-entry

Pecos Co.

~15,000 acres

AMEX: ABP

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> 75 sq. miles of 3-D

Hudgins 11-1:

Woodford

La Escalera 5-1:
Lower Wolfcamp

Manzanita 1H:
2007 Devonian

La Escalera 2:

Atoka

ABP retained wells

ABP retained the following:

   Surface rights

   Mineral rights

   Executive rights

   All formations from MLP

     wells w/o proved reserves

Hudgins 37-1H:

Devonian

Elsinore Cattle 56:

Devonian

Hudgins 34-2H:

Devonian

La Escalera 1AH:

Devonian

Wells contributed to MLP

(plus 3 Devonian PUDs &
2 Montoya PUD completions)

Pecos

ABP: Oates SW Field

~ 15,000 acres

(gained valuable reservoir knowledge &
producing small amount of dry gas from
the Woodford)

CHK 50% / Petro-Hunt 50%

~100,000 acres

3-D seismic swap

1 flowing gas)

Petro-Hunt

    (2 permitted &

Reliance / CHK / PXD

3-D seismic & data swap

PXD

(1 drilled &

1 permitted)

AMEX: ABP

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Woodford Shale Play

Delaware Basin Shale Players:

ABP, COP, CHK, CRZO, CWEI,
DVN, ECA, EOG, FST, KWK,
PPP, PXD, RRC, SWN, XTO,
Reliance and Petro-Hunt

Barnett Shale Players:

BEXP, COP, CHK, CRZO,
DNR, DVN, ECA, EOG, IFNY,
KWK, PLLL, RRC, XTO

4 (+)

?

100 – 1,000

Barnett: 500 – 1,000

Woodford: 100 – 400

9,000 – 16,000

0.7 – 3.0

1.0 – 9.0

Mississippian /

Devonian

Delaware Basin Shale

(Barnett / Woodford) (1)

10 – 26

Recovery factor (%)

2 (+)

Average well cost ($MM)

50 – 150

Gas-in-place (Bcf / 640 acres)

50 – 1,000

Thickness (feet)

0.5 – 1.9

Thermal maturity (Ro)

6,500 – 8,500

Depth (feet)

Mississippian

Geologic age

~ 4.5

Total organic content (%)

Ft. Worth Barnett
Shale (2)

AMEX: ABP

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Gas Shale Play Comparison

(1)    Natexis Bleichroeder Inc.,  CHK and internal estimates

(2)  Pickering Energy Partners

AMEX: ABP

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Mowry Shale Oil Play

ABP: Brooks Draw

10 wells

(5 horizontal / 5 vertical)

4 vertical wells producing from
Mowry
(commingled with other zones)

2007 Plans

Permitting several wells

(full-scale technical evaluation of
our acreage)

Converse & Niobrara Counties, Wyoming

23 sq. miles proprietary 3-D seismic survey

Brooks Draw

~50,000 acres (1)

(1) Gross acres (>92% MI), >12,000 HBP

AEZ/BEXP: Krejci
Horizontal Mowry Shale

~ 15 to the SE of Brooks Draw

2007 Plans
Continuous
drilling program

Map of leasehold in Converse & Niobrara Counties, Wyoming

Mowry Shale Players:

ABP, AEZ, BEXP

Bakken Shale Players:

BBG, BEXP, COP, EOG,
MRO, SM, WLL and several
privately-held companies

Dolomitic siltstone

Reservoir Rock

Siliceous silty shale

640

Well spacing (acres)

160

2.0 – 3.0

150 - 500

110’ - 175’

7,500’ – 10,000’

Lower Cretaceous

Mowry Shale (1)

3.0 – 4.5

Average well cost ($MM)

200 - 500

Potential EUR (MBOE) per well

10’ - 50’

Thickness (feet)

10,000’ - 11,000’

Depth (feet)

Upper Devonian /
Lower Mississippian

Geologic age

Bakken Shale (2)

AMEX: ABP

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Oil Shale Play Comparison

(1)    AEZ/BEXP, Powder River Energy Partners, R.P. Nixon paper and internal estimates

(2)   EOG, BEXP, OG Journal, Landmark, F.F. Meissner paper

AMEX: ABP

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Exploratory Plays

Potentially High Impact

Targeting the Wilcox Formation

Plummer & Tuleta
Prospects,
Bee County

Janssen Prospect,
Karnes County

Goebel Prospect,
Live Oak County

Capital Expenditure Budget                                               $16 million

Single well impact to guidance !

Historically, $4,500 of capital expended = 1 Mcfepd

AMEX: ABP

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2nd Half 2007

ABP Share Price
NYMEX Gas
$15.00
$12.00
$9.00
$6.00
$3.00
$-
Jan-05
Feb-05
Mar-05
May-05
Jun-05
Aug-05
Sep-05
Nov-05
Dec-05
Jan-06
Mar-06
Apr-06
Jun-06
Jul-06
Sep-06
Oct-06
Nov-06
Jan-07
Feb-07
Apr-07
May-07
Jul-07
Aug-07

Maintain financial flexibility and liquidity

Prioritize opportunity set

AMEX: ABP

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Capture the Upside

Increase shareholder value

Niche exploration and production company

High quality assets with substantial upside

Goals:

Drill Bit Growth

Reserve Ratio Improvement

AMEX: ABP

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Summary

CONTINUE TO INCREASE SHAREHOLDER VALUE

www.abraxaspetroleum.com

Manzanita 1H

Hudgins Ranch,

Delaware Basin,
West Texas

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